OFFICE LEASE


     This Office Lease ("Lease") made on February 15, 2006, by and between VSI REAL ESTATE HOLDING, INC., a Florida corporation (hereinafter referred to as "Landlord"), and VIASYS SERVICES, INC., a Florida corporation (hereinafter referred to as "Tenant").

                                  WITNESSETH:

                                    ARTICLE 1

                            DEMISED PREMISES AND TERM

     Landlord does hereby demise and lease to Tenant, and Tenant accepts all lease space ("Premises") in the building known as ______________________________ ("Building"), located at 7750 Professional Place, in Tampa, Florida ("Property"), upon real property more particularly described in SCHEDULE A annexed hereto and hereby made a part hereof (the "Land"), for a term commencing on the 15th day of February, 2006, and ending on the 14th day of February, 2007 ("Term"), unless sooner terminated as provided herein, subject to the agreements herein contained.

                                    ARTICLE 2

                                    BASE RENT

     Tenant shall pay to Landlord at the office of Landlord, or at such other place as Landlord may designate, the annual "Base Rent" of One Hundred Fifty Thousand and NO/100 Dollars ($150,000.00) in equal monthly installments of Twelve Thousand Five Hundred and NO/100 Dollars ($12,500.00) each in advance on the first day of each and every calendar month during the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Base Rent for such fractional month shall be prorated on the basis of 1/365th of the annual Base Rent for each day of such fractional month. Base Rent shall be payable without any prior demand therefor and without any deductions or setoffs whatsoever.

                                    ARTICLE 3

                                RENT ADJUSTMENTS

     Landlord and Tenant agree that the following rent adjustments shall be made with respect to each calendar year of the Term, or portion thereof, including the calendar year in which the Lease terminates, beginning with the Base Year, which Base Year shall be the calendar year 2006.

     A. Tenant shall pay to Landlord an amount equal to the amount of Ownership Taxes due and payable or paid in any calendar year by Landlord, beginning with the Base Year. Tenant's -

Proportionate  Share  of  such  Ownership  Taxes  is  agreed  to  be  100%.

     "Ownership Taxes" shall mean all taxes of every kind and nature which Landlord shall pay in respect of a calendar year, because of or in connection with the ownership, leasing, and operation of the Building and the Property, subject to the following:

          (1) The amount of ad valorem real and personal property taxes against Landlord's real and personal property to be included in Ownership Taxes shall be the amount shown by the latest available tax bills required to be paid in the calendar year in respect of which Ownership Taxes are being determined. The amount of any tax refunds shall be deducted from Ownership Taxes in the year they are received by Landlord;

          (2) The amount of special taxes or special assessments to be included shall be limited to the amount of the installments (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the calendar year in respect of which Ownership Taxes are being determined;

          (3) The amount of any tax or excise levied by the State of Florida, the City of Tampa, or any political subdivision of either, or any other taxing body, on rents or other income from the Property to be included shall not be greater than the amount which would have been payable on account of such tax or excise by Landlord during the calendar year in respect of which Ownership Taxes are being determined, had the income received by Landlord from the Building [excluding amounts payable under this subparagraph (3)] been the sole taxable income of Landlord for such calendar year;

          (4) Ownership Taxes shall also include and transfer taxes, stamp taxes or other taxes charged or levied upon this Lease or relating to this Lease transaction;

          (5) Ownership Taxes shall also include Landlord's reasonable costs and expenses (including reasonable attorney's fees) in contesting or attempting to reduce any Ownership Taxes; and

          (6) There shall be excluded from Ownership Taxes all income taxes [except those that may be included pursuant to subparagraph (3) above], excess profits taxes, franchise, capital stock and inheritance or estate taxes.

     B. Tenant shall pay to Landlord an amount equal to Tenant's Proportionate Share of all Operating Expenses for any calendar year, beginning with the Base Year. Tenant's Proportionate Share of such Operating Expenses is agreed to be 100%.

     "Operating Expenses" shall mean all expenses, costs, and disbursements (other than Ownership Taxes) of every kind and nature that Landlord shall pay or become obligated to pay in respect of a calendar year, because of or in connection with the ownership, management, maintenance, repair, and operation of the Building and the Property, except the following:

          (1)     Costs  of  alterations  of  other  tenant  spaces,  if  any;

          (2) Costs of capital improvements, except for such costs, including interest thereon, as are reasonably amortized and determined by Landlord, where one of the purposes of such capital improvements was to reduce Operating Expenses;

          (3) Depreciation, interest and principal payments on mortgages and other debt costs, if any; and

          (4)     Real  estate  brokers'  leasing  commissions  or compensation.

     In the event the Building is not fully occupied during the Base Year or any succeeding calendar year, the variable Operating Expenses for that year shall be equitably adjusted to reflect the Operating Expenses as though the Building were fully occupied.

     C. Tenant shall pay to Landlord an amount equal to Tenant's Proportionate Share of all Insurance Expenses incurred by Landlord for any calendar year, beginning with the Base Year. Tenant's Proportionate Share of such Insurance Expenses agreed to be 100%.

     "Insurance Expenses" shall mean all premiums, costs and disbursements that Landlord shall pay or become obligated to pay in respect of a calendar year, because of or in connection with the insurance relating to the Building and/or the Property, including, without limitation, all liability insurance carried by Landlord and extended coverage insurance insuring the Building against fire and such other risks as Landlord may decide to insure from time to time, at its sole discretion.

     D. In order to provide for current payments on account of Ownership Taxes, Operating Expenses and Insurance Expenses payable in the Base Year, Tenant agrees, at Landlord's request, to pay as additional rent Tenant's Proportionate Share due for the ensuing calendar year as estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Tenant's Proportionate Share. If, as finally determined (whether in the succeeding calendar year at the time of delivery of the annual report provided for in subparagraph E hereof, or in the current calendar year when the final amount of any portion of Ownership Taxes becomes known to Landlord), Tenant's Proportionate Share of Operating Expenses, Ownership Taxes or Insurance Expenses shall be greater than or less than the aggregate of all installments so paid on account to Landlord prior to receipt of an invoice from Landlord, then Tenant upon receipt of such invoice shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Ownership Taxes, Operating
Expenses and Insurance Expenses from time to time for each year and then to adjust such estimate from time to time based on actual Ownership Taxes, Operating Expenses and Insurance Expenses incurred or paid by Landlord.

     (E) Landlord agrees to keep books and records showing the Operating Expenses in accordance with a system of accounts and accounting practices consistently maintained on a year-to-year basis in compliance with such provisions of this Lease as may affect such accounts.

     Landlord shall deliver to Tenant after the close of each calendar year (including the calendar year in which this Lease terminates) a report signed by an officer or agent of Landlord. The report shall contain the following:

          (1) The officer's or agent's statement that the books and records covering the operation of the Building have been maintained in accordance with the requirements in this subparagraph (E);

          (2) The amount by which the Operating Expenses for such calendar year exceed the Operating Expenses for the Base year; and

          (3) The amount of Ownership Taxes and Insurance Expenses for such calendar year.

     In the event any rent adjustment results in a net increase in the rent due Landlord, Tenant shall, and agrees to, pay to Landlord immediately following Tenant's receipt of an invoice from time to time by Landlord an amount equal to such rent adjustment for such prior calendar year or portion thereof.

     F. The obligation of Tenant with respect to the payment of Base Rent and rent adjustments due hereunder shall survive the termination of this Lease. Any payment, refund, or credit made pursuant to this Section shall be made without prejudice to any right of Tenant to dispute, or of Landlord to correct, any items as billed pursuant to the provisions hereof. In the event this Lease shall have been in effect for less than the full calendar year immediately preceding Tenant's receipt of the invoices provided for in subparagraphs D and E hereof, the rent adjustment shall be prorated. In no event shall any rent adjustment result in a decrease in the Base Rent hereunder.

                                    ARTICLE 4

                                      USE

     Tenant shall use and occupy the Premises for general office purposes and for no other purpose whatsoever. Tenant shall not use or permit upon the Premises anything that will invalidate any policies of insurance now or hereafter carried on the Building, or that will increase the rate of insurance on the Premises or on the Building. Tenant will pay all extra insurance premiums that may be caused by the use Tenant shall make of the Premises. Tenant will not use or permit upon the Premises anything that may be dangerous to life or limb. Tenant will not in any manner deface or injure the Building or any part thereof or overload the floors of the Premises. Tenant will not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other tenant in the Building or the occupants of neighboring property, or tending to injure the reputation of the Building. Tenant will comply with all governmental, health, and police requirements and regulations respecting the Premises. Tenant will not use the Premises for lodging or sleeping purposes or for immoral or illegal purposes. Tenant shall not conduct nor permit to be conducted on the Premises any business that is contrary to any of the laws of the United States of America or of the State of Florida or that is contrary to the ordinances of the City of Tampa. Tenant shall not at any time manufacture, sell, use, or give away, and shall not at any time permit the manufacture, sale, use, or gift of any spirituous, fermented, intoxicating, or alcoholic liquors or controlled substances on the Premises. Tenant shall not at any time sell, purchase, or give away, or permit the sale, purchase, or gift of, food in any form on the Premises.

                                    ARTICLE 5

                                    SERVICES

     Landlord shall provide, at Landlord's expense, except as otherwise provided and subject to applicable government regulations, the following services:

     A. Air conditioning and heat to provide a temperature required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations comparable to other first-class non-institutional office buildings located in Tampa, Florida, daily from 8:00 A.M. to 6:00 P.M. (Saturdays to 1:00 P.M.), Sundays and holidays excepted. Whenever heat-generating machines or equipment installed by Tenant affect the temperature otherwise maintained by Landlord in the Premises, or whenever the occupancy or electrical load exceeds those standards set forth in the separate work letter agreement signed by Landlord and Tenant, Landlord shall be relieved of responsibility for maintaining the air conditioning standards set forth in such work letter agreement, and in such event Landlord reserves the right at its option to (1) require Tenant to discontinue use of such heat-generating machines or equipment, or (2) install supplementary air conditioning units in the Premises, the cost, installation, operation, and maintenance of which shall be paid by Tenant to Landlord at such rates as Landlord charges from time to time in the Building. Tenant agrees that at all times it will cooperate with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning of the ventilating and air conditioning systems.

     B. Water from City of Tampa mains for drinking, lavatory, and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent, from regular Building supply at the prevailing temperature. Tenant shall pay Landlord at rates fixed by Landlord for water furnished for any other purpose. Tenant shall not waste or permit the waste of water.

     C. Janitor service (as outlined on Exhibit B attached hereto) in and about the Premises, Saturdays, Sundays, and holidays excepted. Tenant shall not provide any janitor services without Landlord's written consent, and then only subject to supervision by Landlord and at Tenant's sole responsibility, and by a janitor, contractor, or employees at all times satisfactory to Landlord, but not as agent or servant of Landlord.

     D. Adequate passenger elevator service at all times and freight elevator service subject to scheduling by Landlord, both without operators.

     E. Electricity for the Premises shall not be furnished by Landlord, but shall be furnished by the electric utility company serving the Building. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant, and Tenant shall pay for all charges for electric current consumed on the Premises during the Term of this Lease. Tenant agrees to purchase from Landlord, or its agent, all lamps, bulbs, ballasts, and starters used in the Premises.

     F. Such additional services on such terms and conditions as may be mutually agreed upon by Landlord and Tenant.

     All charges for any services shall be deemed rent reserved under this Lease and shall be due and payable at the same time as the installment of rent with which they are billed, or, if billed separately, shall be due and payable within ten (10) days after such billing. In the event Tenant shall fail to make payment for such services Landlord may, without notice to Tenant, discontinue any or all such services, and such discontinuance shall not be held or pleaded as an eviction or as a disturbance in any manner whatsoever of Tenant's possession, or relieve Tenant from the payment of rent when due, or vary or change any other provision of this Lease or render Landlord liable for damages of any kind whatsoever.

     Neither Landlord nor any company, firm, or individual operating, maintaining, managing, or supervising the plant or facilities furnishing any of the above services, nor any of their respective agents or employees, shall be liable to Tenant, or any of Tenant's employees, agents, customers, or invitees or anyone claiming through or under Tenant, for any damages, injuries, losses, expenses, claims, or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of the above services; nor shall any such interruption or discontinuance be deemed an eviction or disturbance of Tenant's use or possession of the Premises or any part thereof; nor shall any such interruption or discontinuance relieve Tenant from full performance of Tenant's obligations under this Lease.

                                    ARTICLE 6

                                   POSSESSION

     In the event the Premises are not completed and ready for occupancy on the date above fixed for the commencement of the Term of this Lease, this Lease shall nevertheless continue in full force and effect, and no liability shall arise against Landlord out of any such delay beyond the abatement of rent until the Premises are ready for occupancy; provided, however, there shall be no abatement of rent if the space is not ready for occupancy because of the failure to complete the installation of special equipment, fixtures, or materials ordered by Tenant or due to any fault of Tenant. If Tenant shall enter possession of all or any part of the Premises prior to the date fixed above for the first day of the Term, all of the covenants and conditions of this Lease shall be binding upon the parties hereto in respect of such possession the same as if the first day of the Term had been fixed as of the date when Tenant entered such possession, and Tenant shall pay to Landlord as rent for the period prior to the first day of the Term of this Lease a proportionate amount of the rent set forth in Article 2.

                                    ARTICLE 7

                              CONDITION OF PREMISES

     Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession, except as to latent defects. No promise of Landlord to alter, remodel, repair, or improve the Premises or the Building and no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate work letter agreement signed by Landlord and Tenant.

                                    ARTICLE 8

                                     REPAIRS

     Except as otherwise provided in Article 11 of this Lease and subject to the provisions of Article 9 of this Lease, Tenant shall, at its sole cost and expense, keep the Premises in good repair and tenantable condition during the Term, and Tenant shall promptly arrange with Landlord at Tenant's sole cost and expense for the repair of all damages to the Premises and for the replacement or repair of all damaged or broken glass, fixtures, and appurtenances within any reasonable period of time specified by Landlord, provided, however, that Tenant shall not be required to repair or replace broken or damaged exterior window glass, unless such replacement or repair is necessitated by the act, failure to act, or neglect of Tenant, its servants, employees, agents, invitees, or guests. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs and replacements, and the costs paid or incurred by Landlord for such repairs and replacements shall be deemed additional rent reserved under this Lease due and payable forthwith. Landlord may, but shall not be required so to do, enter the Premises at all reasonable times to make any repairs, alterations, improvements, or additions, including, but not limited to, ducts and all other facilities for heating and air conditioning service, as Landlord shall desire or deem necessary for the safety, preservation or improvement of the Building, or as Landlord may be required to do by any governmental authority or by the order or decree of any court or by any other proper authority.

     In the event Landlord or its agents or contractors shall elect or be required to make repairs, alterations, improvements, or additions to the Premises or the Building, Landlord shall be allowed to take into and upon the Premises all material that may be required to make such repairs, alterations, improvements, or additions and, during the continuance of any of said work, to temporarily close doors, entryways, public space, and corridors in the Building and to interrupt or temporarily suspend any services and facilities without being deemed or held guilty of an eviction of Tenant or liable for damages to Tenant's property, business, or person, and the rent reserved herein shall in no way abate while said repairs, alterations, improvements, or additions are being made, and Tenant shall not be entitled to maintain any setoff or counterclaim for damages of any kind against Landlord by reason thereof. Landlord may, at its option, make all such repairs, alterations, improvements, or additions in and about the Building and the Premises during ordinary business hours, but if Tenant desires to have the same done at any other time, Tenant shall pay for all overtime and additional expenses resulting therefrom.

                                    ARTICLE 9

                                   ALTERATIONS

     Tenant shall not, without the prior written consent of Landlord, make any repairs, replacements, alterations, improvements, or additions to the Premises. In the event Tenant desires to make any alterations, improvements or additions pursuant to this Article 9, or any repairs or replacements pursuant to Article 8 of this Lease, Tenant shall, prior to commencing any such work:

     (a) Submit to Landlord plans and specifications showing such work in reasonable detail and obtain Landlord's prior written approval;

     (b) Furnish Landlord with the names and addresses of all contractors and copies of all contracts with such contractors, and obtain Landlord's prior written approval;

     (c) Provide Landlord with all necessary permits evidencing compliance with all ordinances and regulations of the City of Tampa or any department or agency thereof, and with the requirements of all statutes and regulations of the State of Florida or any department or any agency thereof;

     (d) Provide Landlord with certificates of insurance in forms and amounts satisfactory to Landlord naming Landlord as an additional insured where required by Landlord; and

     (e) Comply with such other requests as Landlord may reasonably make in connection with such work.

     All such work shall, at Landlord's election, be subject to supervision by Landlord, and Tenant shall promptly pay Landlord the reasonable cost of all such supervision.

     TENANT HEREBY AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD LANDLORD HARMLESS FROM ANY AND ALL LIABILITIES OF EVERY KIND AND DESCRIPTION THAT MAY ARISE OUT OF OR IN CONNECTION WITH SUCH REPAIRS, REPLACEMENTS, ALTERATIONS, IMPROVEMENTS, OR ADDITIONS.

     Upon completing any of such repairs, replacements, alterations, improvements, or additions, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and material expended and used. All repairs, replacements, alterations, improvements, and additions shall comply with all insurance requirements and with all ordinances and regulations of the City of Tampa or any department or agency thereof and with the requirements of all statutes and regulations of the State of Florida or of any department or agency thereof. All repairs, replacements, alterations, improvements, and additions shall be constructed in a good and workmanlike manner and only good grades of material shall be used.

     All alterations, improvements, additions, repairs, and replacements, whether temporary or permanent in character, including, but not limited to, wall coverings, carpeting and other floor coverings, special lighting installations, built-in or attached shelving, cabinetry and mirrors, made by Landlord or Tenant in or upon the Premises, shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, and office equipment); provided, however, that Landlord shall have the right to require Tenant to remove such alterations, improvements, additions, repairs, or replacements at Tenant's sole cost and expense in accordance with the provisions of Article 19 of this Lease.

                                   ARTICLE 10

                             COVENANT AGAINST LIENS

     Nothing contained in this Lease shall authorize Tenant to do any act that shall in any way encumber Landlord's title to the Building, Property, or Premises, nor in any way subject Landlord's title to any claims by way of lien or encumbrance, whether claimed by operation of law or by virtue of any express or implied contract of Tenant, and any claim to a lien upon the Building, Property, or Premises arising from any act or omission of Tenant shall attach only against Tenant's interest and shall in all respects be subordinate to Landlord's title to the Building, Property, and Premises. If Tenant has not removed any such lien or encumbrance within fifteen (15) days after written notice to Tenant by Landlord, Landlord may pay the amount necessary to remove such lien or encumbrance without being responsible for making any investigation as to the validity thereof, and the amount so paid shall be deemed additional rent reserved under this Lease due and payable forthwith.

                                   ARTICLE 11

                    DAMAGE OR DESTRUCTION BY FIRE OR CASUALTY

     If the Premises or the Building (including machinery and equipment used in its operation) shall be destroyed or damaged by fire or other casualty, and if the Premises or Building may be repaired and restored within one hundred twenty
(120) days (plus such additional time during which Landlord may be prevented from completing the repairs for causes beyond its reasonable control) after such damage, then Landlord shall have the option to: (a) repair and restore the same with reasonable promptness, or (b) demolish the Building or cease its operation, in which event this Lease shall automatically be canceled and terminated as of the date of such damage. In the event any such damage not caused by the act or neglect of Tenant, its agents, contractors, servants, employees, guests, licensees, or invitees renders the Premises untenantable, in whole or in part, and if this Lease shall not be canceled and terminated by reason of such damage, then rent shall abate during the period beginning with the date of such fire or other casualty and ending with the date when Landlord's work in the Premises is completed, such abatement to be in an amount bearing the same ratio to the total amount of rent for such period as the untenantable portion of the Premises bears to the entire Premises. Landlord's work shall not include the repair, replacement, or restoration of Tenant's fixtures or tenant improvements, including, but not limited to, special wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves.

     If such damage renders the Premises untenantable in whole or in part, and if, in Landlord's judgment, such damage cannot reasonably be repaired and restored within one hundred twenty (120) days (plus such additional time during which Landlord may be prevented from completing the repairs for causes beyond its reasonable control), either party shall have the right to cancel and terminate this Lease as of the date of such damage, provided, however, that Tenant may not elect to terminate this Lease if such damage was caused by the act or neglect of Tenant, its agents, servants, employees, guests, licensees, or invitees.

     Any  right  to terminate or any other option provided for any party in this
Article 11 must be exercised by written notice to the other party served within one hundred fifty (150) days after such damage shall have occurred.

                                    ARTICLE 12

                                    INSURANCE

     In  consideration  of  the  leasing  of  the Premises at the rent stated in
Article 2, Landlord and Tenant agree to provide insurance and allocate the risk of loss as follows:

     Tenant, at its sole cost and expense, but for the mutual benefit of Landlord (when used in this Article the term "Landlord" shall include Landlord and its agents, servants, and employees) and Tenant (when used in this Article the term "Tenant" shall include Tenant's agents, servants, and employees), agrees to purchase and keep in force and effect during the Term hereof insurance, under policies issued by insurers of recognized responsibility, on its fixtures and tenant improvements, including, but not limited to, special wall and floor coverings, special lighting fixtures, and built-in cabinets and bookshelves, and on its merchandise, inventory, contents, furniture, equipment, or other personal property located in the Premises, protecting Landlord and Tenant from damage or other loss caused by fire or other casualty, including, but not limited to, vandalism and malicious mischief, perils covered by extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall name Landlord as an additional insured and shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against Landlord with respect to losses payable under such policies.

     Landlord agrees to purchase and keep in force and effect insurance on the Building against fire and such other risks as may be included in extended coverage insurance from time to time available in an amount not less than the greater of 80% of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a coinsurer under the terms of the applicable policies. Such policies shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against Tenant with respect to losses payable under such policies.

     By this section, Landlord and Tenant intend that the risk of loss or damage as described above be borne by responsible insurance carriers, to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type described above, to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance with the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty.

                                   ARTICLE 13

                              LIABILITY INSURANCE

     Tenant shall, at Tenant's expense, maintain during the Term comprehensive public liability insurance, contractual liability insurance, and property damage insurance under policies issued by insurers of recognized responsibility, with limits of not less than $2,000,000.00 for personal injury, bodily injury, sickness, disease, or death or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence, and $5,000,000.00 in the aggregate. Tenant's policies shall name Landlord, its agents, servants, and employees as additional insureds.

                                   ARTICLE 14

                                  CONDEMNATION

     If the whole or any part of the Premises or of the Building or Property shall be taken or condemned by any competent authority for any public use or purpose, or if any adjacent property or street shall be condemned or improved in such manner as to require the use of any part of the Premises or of the Building, the Term, at the option of Landlord, shall end upon the date when the possession of the part so taken shall be required for such use or purpose, and Landlord shall be entitled to receive the entire award without any payment to Tenant. Current rent shall be apportioned as of the date of such termination.

                                   ARTICLE 15

                         WAIVER OF CLAIMS AND INDEMNITY

     Tenant agrees that, to the extent not expressly prohibited by law, Landlord and its officers, agents, servants, and employees shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage (including damage claimed for actual or constructive eviction) either to person or property sustained by Tenant, its servants, employees, agents, invitees, or guests due to the Building or any part or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about said Building, or due to any act or neglect of any tenant or occupant of said Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, sewer gas or odors or by the bursting, leaking, or dripping of pipes, faucets, and plumbing fixtures, and shall apply without distinction as to the person whose act or neglect was responsible for the damage, and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all of Tenant's personal property in the Premises or the Building shall be at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or theft thereof. TENANT AGREES TO PROTECT, INDEMNIFY, AND SAVE LANDLORD AND ITS OFFICERS, AGENTS, SERVANTS, AND EMPLOYEES HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, DAMAGES, AND EXPENSES ARISING FROM INJURY TO PERSONS OR DAMAGE TO PROPERTY ON THE PREMISES, OR IN OR ABOUT THE BUILDING ARISING OUT OF OR IN CONNECTION WITH TENANT'S USE OR OCCUPANCY OF THE PREMISES OR TENANT'S ACTIVITIES IN THE BUILDING.

                                   ARTICLE 16

                                    NONWAIVER

     No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition, if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises Landlord may receive and collect any rent or other sums due, and such payment shall not waive or affect said notice, suit, or judgment.

                                   ARTICLE 17

                                WAIVER OF NOTICE

     Except as provided in Article 18 hereof, Tenant hereby expressly waives the service of any notice of intention to terminate this Lease or to reenter the Premises and waives the service of any demand for payment of rent or possession and waives the service of any other notice or demand prescribed by any statute or other law.

                                   ARTICLE 18

                              LANDLORD'S REMEDIES

     If default shall be made in the payment of the rent or any installment thereof, or in the payment of any other sum required to be paid by Tenant under this Lease, or under the terms of any other agreement between Landlord and Tenant, and such default shall continue for ten (10) days after written notice to Tenant, or if default shall be made in the performance of any of the other covenants or conditions Tenant is required to observe and perform, and such default shall continue for thirty (30) days after written notice to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce, or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure, if Tenant be a corporation or other entity, or if Tenant be declared insolvent according to law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or its property, or if Tenant shall abandon or vacate the Premises during the Term of this Lease, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon at its option may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

          (a) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the value of the Base Rent and rent adjustments provided to be paid by Tenant for the balance of the stated Term of the Lease, less the fair rental value of the Premises for said period, and any other sum of money and damages owed by Tenant to Landlord.

          (b) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation so to do, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Term of this Lease and the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or convenient, and if Landlord shall fail or refuse to relet the Premises, or if the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations, and additions, and the expenses of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the Base Rent and rent adjustments reserved in this Lease for such period or periods, or, if the Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time, and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this paragraph and any other sums due under this Lease from time to time, and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

                                   ARTICLE 19

                            SURRENDER OF POSSESSION

     A. On or before the date this Lease and the Term hereby created terminate, or on or before the date Tenant's right of possession terminates, whether by lapse of time or at the option of Landlord, Tenant shall:

          (1) Restore the Premises to the same condition they were in at the beginning of the Term (except as otherwise provided in Article 11 of this Lease) and remove those alterations, improvements, or additions installed for or during Tenant's occupancy, whether installed by Landlord or Tenant, or acquired by Tenant from former tenants, which Landlord shall request Tenant to remove;

          (2) Remove from the Premises and the Building all of Tenant's personal property; and

          (3) Surrender possession of the Premises to Landlord in a clean condition free of all rubbish and debris.

     B. If Tenant shall fail or refuse to restore the Premises to the above-described condition on or before the above-specified date, Landlord may put the Premises in such condition and recover from Tenant Landlord's cost of so doing. Without limiting the generality of the foregoing, Tenant agrees to pay Landlord, upon demand, the cost of restoring the walls, ceilings, and floors of the Premises to the same condition that existed prior to the date of the commencement of any alterations, improvements, or additions made by or for Tenant's occupancy (or a prior tenant's occupancy, if such alterations, improvements, or additions were acquired by Tenant from a former tenant) of the Premises. If Tenant shall fail or refuse to comply with Tenant's duty to remove all personal property from the Premises and the Building on or before the above-specified date, the parties hereto agree and stipulate that Landlord may, at its election:

          (1) Treat such failure or refusal as an offer by Tenant to transfer title to such personal property to Landlord, in which event title thereto shall pass under this Lease as a bill of sale to and vest in Landlord absolutely without any cost either by setoff, credit allowance, or otherwise, and Landlord may remove, sell, donate, destroy, store, discard, or otherwise dispose of all or any part of said personal property in any manner that Landlord shall choose; or

          (2) Treat such failure or refusal as conclusive evidence on which Landlord shall be entitled absolutely to rely and act, that Tenant has forever abandoned such personal property, and, without accepting title thereto, Landlord may, at Tenant's expense, remove, store, destroy, discard, or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person. In no event shall Landlord ever become or accept or be charged with the duties of a bailee (either voluntary or involuntary) of any of Tenant's personal property, and the failure of Tenant to remove all personal property from the Premises and the Building shall forever bar Tenant from bringing any action or from asserting any liability against Landlord with respect to any such property Tenant fails to remove. If Tenant shall fail or refuse to surrender possession of the Premises to Landlord on or before the above-specified date, Landlord may forthwith re-enter the Premises and repossess itself thereof as of its former estate and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of any manner of trespass or forcible entry or detainer.

                                   ARTICLE 20

                                  HOLDING OVER

     Tenant shall pay to Landlord double the Base Rent plus adjustments then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord on account thereof. The provisions of this Article shall not operate as a waiver by Landlord of any right of re-entry hereinbefore provided. At the option of Landlord, expressed in a written notice to Tenant and not otherwise, such holding over shall constitute a renewal of this Lease for a period of one (1) year.

                                   ARTICLE 21

                      COSTS, EXPENSES, AND ATTORNEY'S FEES

     In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall pay all costs, expenses, and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing Tenant's covenants and agreements in this Lease.

                                   ARTICLE 22

                              COMPLIANCE WITH LAWS

     Tenant and Landlord shall operate the Premises and Building respectively in compliance with all applicable federal, state, and municipal laws, ordinances, and regulations, including, without limitation, those relating to the environment or the health and safety of persons in the Building or Premises, and shall not, knowingly, directly or indirectly make any use of the Premises or Building that is prohibited by any such laws, ordinances, or regulations.

                                   ARTICLE 23

                      CERTAIN RIGHTS RESERVED BY LANDLORD

     Landlord shall have the following rights, exercisable without notice, and without liability to Tenant for damage or injury to property, person, or business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

     (a)     To  change  the  Building's  name  or  street  address.

     (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building.

     (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

     (d) To designate, restrict, and control all sources from which Tenant may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services to the Premises, and, in general, to reserve to Landlord the exclusive right to designate, limit, restrict, and control any business and any service in or to the Building and its tenants.

     (e) To show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term and, if vacated during such period, to decorate, remodel, repair, and otherwise prepare the Premises for reoccupancy without affecting Tenant's obligation to pay rent.

     (f) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Landlord.

     (g) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space, and corridors in the Building and to interrupt or temporarily suspend Building services and facilities, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

     (h) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it.

     (i) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

     (j) To approve the weight, size, and location of safes and other heavy equipment and bulky articles in and about the Premises and the Building (so as not to overload the floors of the Premises), and to require all such items and furniture to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Any damages done to the Building or Premises or to other tenants in the Building by taking in or putting out safes, furniture, and other items or from overloading the floor in any way, shall be paid by Tenant. Furniture, boxes, merchandise, or other bulky articles shall be transported within the Building only upon or by vehicles equipped with rubber tires and shall be carried only in the freight elevators and at such times as the management of the Building shall require. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

     (k) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written consent of Landlord.

     (l) To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Post Office.

     (m) To change the arrangement or location of entrances, passageways, doors and doorways, corridors, stairs, toilets, and other public service portions of the Building not contained within the Premises or any part thereof.

     (n) To close the Building after regular working hours and on Saturdays, Sundays, and legal holidays subject, however, to Tenant's right to admittance, under such regulations as Landlord may prescribe from time to time, which may include by way of example, but not of limitation, that persons entering or leaving the Building identify themselves to Building personnel by registration or otherwise, and that said persons establish their right to enter or leave the Building.

Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession, and without being liable in any manner to Tenant.

                                   ARTICLE 24

                                    ESTOPPEL

     Tenant agrees that from time to time upon not less than ten (10) days' prior request by Landlord, Tenant, or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (b) the dates to which the rent and other charges have been paid; and (c) that Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail.

                                   ARTICLE 25

                              RULES AND REGULATIONS

     Tenant agrees to observe the reservations to Landlord in Article 23 hereof and agrees for itself, its employees, agents, servants, clients, customers, invitees, licensees, and guests to observe and comply at all times with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make for the Building, and that failure to observe and comply with such reservations, rules, and regulations shall constitute a default under this Lease:

     (a) Any sign, lettering, picture, notice, or advertisement installed within Tenant's

Premises that is visible to the public from within the Building shall be installed at Tenant's cost and in such manner, character, and style as Landlord may approve in writing. No sign, lettering, picture, notice, or advertisement shall be placed on any outside window or in a position visible from outside the Building.

     (b) Tenant shall use neither the name of the Building (except as the address of its business) nor pictures of the Building in advertising or other publicity without Landlord's prior written consent.

     (c) Tenant shall not encumber or obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators, stairways, or other common areas in and about the Building. Tenant shall not place objects against glass partitions or doors or windows that would be unsightly from the Building corridors or from the exterior of the Building, and will promptly remove same upon notice from Landlord.

     (d) Tenant shall not make noises, cause disturbances or use or operate any electrical or electronic devices or other devices that emit sound or other waves or disturbances, or create odors, any of which may be offensive to other tenants and occupants of the Building, or that would interfere with the operations of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises.

     (e) Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent, or exchange any item or service in or from the Premises, unless ordinarily embraced within Tenant's use of the Premises specified herein.

     (f) Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use. Tenant shall keep public corridor doors closed.

     (g) Door keys for doors in the Premises will be furnished at the commencement of the Term by Landlord and no additional locks shall be placed upon any doors of the Premises, and no locks shall be changed without the prior written consent of Landlord. Tenant shall not permit any duplicate keys to be made and shall purchase any duplicate keys only from Landlord. Upon termination of this Lease, Tenant shall surrender all keys to the Premises and to the Building and give to Landlord the explanation or the combination of all locks, safes, and vault doors in the Premises.

     (h) Tenant assumes full responsibility for protecting its space from theft, robbery, and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured. Tenant shall cooperate and participate in all security programs affecting the Building.

     (i) Peddlers, solicitors, and beggars shall be reported to the office of the Building or as Landlord otherwise requests.

     (j) Tenant shall not, without Landlord's written consent, put up or operate any stove, air conditioning, machinery, or mechanical devices upon the Premises or carry on any mechanical business of a nature not directly related to Tenant's permitted use of the Premises. Tenant shall not use oil or burning fluids for heating, warming, or lighting. No explosives or other articles deemed extra hazardous shall be brought into the Premises.

     (k) No person or contractor not employed by Landlord shall be used to perform window washing, cleaning, or janitorial work in the Premises. Tenant shall not contract for any work or service that might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord.

     (l)     Tenant  shall  not  cook  or  prepare  food  in  the  Premises.

     (m) Tenant shall, at its expense, provide light for employees or contractors of Landlord while doing janitor service, cleaning, making repairs or alterations, or doing other work in the Premises.

     (n) All telegraph, telephone, signal, alarm, electrical connections, or other utility or service connections that Tenant may desire shall be first approved by Landlord in writing before the same are installed, shall be made at the expense of Tenant, and the location of all wires and the work in connection therewith shall be subject to the direction of Landlord.

                                   ARTICLE 26

                                  MISCELLANEOUS

     Landlord  and  Tenant  further  covenant  with  each  other  that:

     (a) All rights and remedies of Landlord under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

     (b) All payments becoming due under this Lease or under any work order or other agreement relating to the Premises shall be considered as rent and, if unpaid when due, shall bear interest at the rate of eighteen percent (18.0%) per annum or the highest rate allowed by applicable law, whichever is lower, until paid.

     (c) The word "Tenant" wherever used herein shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, and other forms of business entity, or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     (d) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors, and assigns, provided this clause shall not permit any assignment contrary to the provisions of Article 28 hereof.

     (e) All of the representations and obligations of Landlord are contained herein, and no modification, waiver, or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

     (f) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

     (g) No rights to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

     (h) Sectional headings in this Lease are solely for convenience of reference and shall not in any way limit or amplify the terms and provisions hereof.

                                   ARTICLE 27

                      RIGHT TO SHIFT LOCATION OF PREMISES

     At any time hereafter, Landlord may substitute for the Premises other premises (herein referred to as "the new premises"), provided the new premises shall be similar to the Premises in area and use for Tenant's purposes. If Tenant is already in occupancy of the Premises, then in addition:

     (a) Landlord shall pay the expense of Tenant for moving from the Premises to the new premises and improving the new premises so that they are substantially similar to the Premises;

     (b) Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant; and

     (c) Landlord shall first give Tenant at least thirty (30) days' notice before making such change.

                                   ARTICLE 28

                            ASSIGNMENT AND SUBLETTING

     Tenant shall not, without the prior written consent of Landlord, (i) assign this Lease or any part thereof or any interest hereunder; (ii) permit any assignment of this Lease or any part thereof by operation of law; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises or any part thereof by any parties other than Tenant, its agents, and its employees. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than thirty [30] days after the date of Tenant's notice), to assign this Lease or any part thereof or to sublet any part or all of the Premises for the balance or any part of the Term. Tenant's notice shall include all of the terms of the proposed assignment or sublease (whether contained in such assignment or sublease or in separate agreements) and shall state the consideration therefor. In such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice, and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed assignee or subtenant and a true and complete and fully executed copy of the proposed assignment or sublease, and any and all other agreements relating thereto, shall be delivered to Landlord with Tenant's notice. If Tenant's notice shall cover all of the Premises, and Landlord shall have exercised its foregoing recapture right, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled with respect to less than the entire premises, Base Rent and rent adjustments reserved herein shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet contained in the Premises, as described in this Lease, and this Lease as so amended shall continue thereafter in full force and effect.

     If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, and if Tenant is not in default under the terms of this Lease, Landlord will not unreasonably withhold its consent to Tenant's assignment of the Lease or subletting such space to the party identified in Tenant's notice, provided, however, that in the event Landlord consents to any such assignment or subletting, and as a condition thereto, Tenant shall pay to Landlord one hundred percent (100%) of all profit derived by Tenant from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount of all rent or other consideration payable by such assignee or sublessee in excess of the Base Rent, and rent adjustments payable by Tenant under this Lease. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Landlord of its share of such noncash consideration shall be in such form as is satisfactory to Landlord. Tenant shall, and hereby agrees that it will, furnish to Landlord upon request from Landlord a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Tenant agrees that Landlord or its authorized representatives shall be given access at all reasonable times to the books, records, and papers of Tenant relating to any such assignment or subletting, and Landlord shall have the right to make copies thereof. The percentage of Tenant's profit due Landlord hereunder shall be paid to Landlord within two (2) days of receipt by Tenant of all payments made from time to time by such assignee or sublessee to Tenant.

     For purposes of the foregoing any change in the partners of Tenant, if Tenant is a partnership, or, if Tenant is a corporation, any transfer of any or all of the shares of stock of Tenant by sale, assignment, operation of law, or otherwise, resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease, shall be deemed to be an assignment within the meaning of this Article 28.

     If Tenant is a limited liability company, any transfer of any or all interest in the company by sale, assignment, operation of law, or otherwise, resulting in a change in the present control of such company by the person or persons owning a majority of interest in the company as of the date of this Lease, shall be deemed to be an assignment within the meaning of this Article 28.

     Any subletting or assignment hereunder shall not release or discharge Tenant of or from any liability, whether past, present, or future, under this Lease, and Tenant shall continue to be fully liable thereunder. Any subtenant or assignee shall agree in a form satisfactory to Landlord to comply with and be bound by all of the terms, covenants, conditions, provisions, and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Tenant agrees to pay to Landlord, on demand, all reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant. Any sale, assignment, mortgage, transfer, or subletting of this Lease that is not in compliance with the provisions of this Article shall be of no effect and void.

                                   ARTICLE 29

                                     NOTICE

     All notices to be given by one party to the other under this Lease shall be in writing, mailed or delivered as follows:

     (a)     To  Landlord:     ___________________________________
                               ___________________________________
                               ___________________________________
                               Attn:  ____________________________

          Or to such other address designated by notice to Tenant after the commencement of the Term.

     (b)     To  Tenant:       ___________________________________
                               ___________________________________
                               ___________________________________
                               Attn:  ____________________________

          Or to such other address designated by notice to Landlord after the commencement of the Term, or, at Landlord's election, to Tenant at the Premises.

     Mailed notices shall be sent by United States certified or registered mail, postage prepaid. Such notices shall be deemed to have been given upon posting in the United States mail.

                                   ARTICLE 30

                            DEFAULT UNDER OTHER LEASE

     If the term of any other Lease made by Tenant for any premises in the Building shall be terminated after the making of this Lease, because of any default by Tenant under such other Lease, Landlord, at its option, may terminate this Lease by written notice to Tenant.

                                   ARTICLE 31

                             CONVEYANCE BY LANDLORD

     In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof to another person, such other person shall in its own name thereupon be and become Landlord hereunder and shall assume fully in writing and be liable for all liabilities and obligations of this Lease to be performed by Landlord that first arise after the date of conveyance, and such original Landlord or successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations not theretofore incurred.

                                   ARTICLE 32

                             SUBORDINATION OF LEASE

     The rights of Tenant under this Lease shall be and are subject and subordinate at all times to the lien of any deeds of trust, mortgage, or mortgages now or hereafter encumbering the Property and the Building, or both, and to all advances made or hereafter to be made upon the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. This Article is self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute such further instruments as may be requested by Landlord. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument or instruments. Tenant, at the option of any mortgagee, agrees to attorn to such mortgagee in the event of a foreclosure sale or deed in lieu thereof.

                                   ARTICLE 33

                       RIGHTS OF DESIGNATED THIRD PARTIES

     In the event of any act or omission by Landlord that would give Tenant the right to terminate the Lease or to claim a partial or total eviction from the Premises, Tenant shall not exercise any such right (a) until it has notified in writing the Trustee under any Deed of Trust, and the Mortgagee under any Mortgage (if the name and address of such entity shall previously have been furnished by written notice to Tenant) of such act or omission, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice, and the Trustee under such Deed of Trust or Mortgagee under such Mortgage shall not with reasonable diligence have commenced and continued to remedy such act or omission or caused the same to be remedied.

                                   ARTICLE 34

                                    BROKERS

     Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than _________________, whose address is _____________________, and whose phone and fax are ________ and _________, respectively, in the negotiation or making of this Lease, and Tenant agrees to indemnify and hold harmless Landlord from the claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.


LANDLORD:                                  TENANT:
VSI REAL ESTATE HOLDING, INC.,             VIASYS  SERVICES,  INC.,
  a  Florida  corporation                    a  Florida  corporation

By:                                        By:
    -----------------------------               --------------------------------
Name:                                      Name:
       --------------------------                 ------------------------------
Title:                                     Title:
       --------------------------                 ------------------------------

                                   SCHEDULE A


Prior Instrument Reference: Volume or Book ___________, Page ___________, Document No. ___________, of the Recorder of Hillsborough County, Florida.


[ATTACH LEGAL DESCRIPTION OF LAND]